_______________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 June 14, 2001
                                 _____________

                             ACE SECURITIES CORP.
            (Exact Name of Registrant as Specified in its Charter)



   Delaware                           333-45458                  56-2088493
  ----------------------------------------------------------------------------------------
   (State or Other Jurisdiction       (Commission                (I.R.S. Employer
   of Incorporation)                  File Number)               Identification No.)

6525 Morrison Boulevard
Suite 318
Charlotte, NC                                                      28211
-----------------------------                                    -----------
         (Address of Principal                                    (Zip Code)
         Executive Offices)

      Registrant's telephone number, including area code: (704) 365-0569
                                                           --------------

                                   No Change
  ---------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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    Item 5. Other Events.
            -------------

    On June 14, 2001, in connection with the offering of C-BASS Mortgage
Loan Asset-Backed Certificates, Series 2001-CB2, the 2001-CB2 Trust issued the Class A-IO, Class A-1F, Class A-2F, Class A-3F, Class A-1A, Class M-1, Class M-2 and Class B-1 Certificates pursuant to a Prospectus dated May 4, 2001 and a Prospectus Supplement dated June 11, 2001. The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2001, by and among Ace Securities Corp., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee, and attached hereto as Exhibit 99.1.

    Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

    (a)      Not applicable.

    (b)      Not applicable.

    (c)      Exhibits:

               99.1 Pooling and Servicing Agreement dated as of May 1, 2001.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ACE SECURITIES CORP.



                                                By: /s/ Evelyn Echezerria
                                                    ______________________
                                                    Name:  Evelyn Echezerria
                                                    Title:  Vice President


Dated:  September 6, 2001

                                 EXHIBIT INDEX



Exhibit No.                   Description
__________                    ____________

99.1                          Pooling and Servicing Agreement.

                                 EXHIBIT 99.1